Prospectus Supplement

John Hancock Investment Trust

Supplement dated September 13, 2018 to the current prospectus (the “prospectus”)

John Hancock Disciplined Value International Fund (the “fund”)

Effective October 1, 2018 (the “effective date”), Joshua White, CFA will be added as portfolio manager of the fund and, together with Joseph F. Feeney, Jr., Christopher K. Hart, and Joshua M. Jones, will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Accordingly, as of the effective date, the following will supplement and restate in its entirety the portfolio manager information in the “Fund summary” section of the prospectus under the heading “Portfolio management”:

Joseph F. Feeney, Jr., CFA	Christopher K. Hart, CFA	Joshua M. Jones, CFA	Joshua White, CFA
Co-Chief Executive Officer and	Equity Portfolio Manager	Portfolio Manager	Portfolio Manager
Chief Investment Officer – Equities	Managed the fund and the	Managed the fund and the	Managed the fund since 2018
Managed the fund and the	predecessor fund since 2011	predecessor fund since 2013
predecessor fund since 2011

In addition, as of the effective date, the following information relating to Mr. White will be added under the heading “Who’s who - Subadvisor” in the “Fund details” section:

Joshua White, CFA

•	Portfolio Manager
•	Managed the fund since 2018
•	Joined Boston Partners in 2006

You should read this Supplement in conjunction with the prospectus and retain it for future reference.

John Hancock Investment Trust

Supplement dated September 13, 2018 to the current Statement of Additional Information (the SAI)

John Hancock Disciplined Value International Fund (the Fund)

Effective October 1, 2018 (the “effective date”), Joshua White, CFA will be added as portfolio manager of the Fund and, together with Joseph F. Feeney, Jr., Christopher K. Hart and Joshua M. Jones, will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Accordingly, as of the effective date, the following supplements the information presented in Appendix B of the SAI, which provides additional information about the portfolio managers of the subadvisor, Boston Partners Global Investors, Inc. (“Boston Partners”):

The following table provides information regarding other accounts for which Joshua White CFA has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is Mr. White’s investment in the Fund and similarly managed accounts.

The following tables provide information as of August 31, 2018:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Joshua White, CFA	0	$0	0	$0	0	$0

Performance-Based Fees for Other Accounts Managed. Of the accounts listed in the table above, those for which Boston Partners receives a fee based on investment performance are listed in the table below.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Joshua White, CFA	0	$0	0	$0	0	$0

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of Fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of August 31, 2018. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the Fund. The portfolio manager’s ownership of Fund shares is stated in the footnote that follows the table.

Portfolio Manager	Dollar Range of Shares Owned
Joshua White, CFA	None

You should read this Supplement in conjunction with the SAI and retain it for future reference.